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                                                                    EXHIBIT 23.0

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Amendment No. 1 to Registration Statement No. 333-77737 of Leisure Time Casinos & Resorts, Inc. of our report dated August 19, 1998 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


                                            /s/ Ehrhardt Keefe Steiner & Hottman
                                            PC


Denver, Colorado
July 20, 1999